UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under § 240.14a-12

BOWMAN CONSULTING GROUP LTD.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Definitive Proxy Employee FAQ
The following FAQ was sent to employees of Bowman Consulting Group Ltd. on October 14, 2026:

1.	What was filed in connection with the Bernhard Capital Partners transaction?
•	Bowman filed its definitive proxy statement with the SEC, marking another important step forward toward completing the transaction.
•	The filing provides stockholders with the information they need ahead of the special meeting.
•	We continue to expect the transaction to close in the fourth quarter of 2026, subject to stockholder approval and the satisfaction or waiver of the remaining closing conditions.

2.	Where and when is the special meeting?
•
We will hold the special meeting virtually on November 4, 2026, at 9:30 a.m. Eastern time (login beginning at 9:15 a.m. Eastern time). The special meeting will be conducted virtually via live webcast. You may attend the special meeting online at:

o	www.virtualshareholdermeeting.com/BWMN2026SM
•
You do not need to attend the special meeting to vote your shares. Instead, you may simply complete, sign, and return the enclosed proxy card using the postage-prepaid envelope provided, or you may grant a proxy to vote your shares by means of the Internet or by telephone.

3.	Who is eligible to vote?
•	Bowman stockholders as of the close of business on October 1, 2026, the record date for the special meeting, are entitled to vote.
•	If you have questions about your eligibility to vote or how your shares are held, please contact MacKenzie Partners at 1-800-322-2885 or proxy@mackenziepartners.com.

4.	How many votes do I have?
•	Each outstanding share of Bowman common stock is entitled to one vote on each matter presented for a vote at the special meeting.

5.	Does it matter whether my shares are vested or unvested?
•	No. Both vested and unvested Bowman shares held as of October 1, 2026 are eligible to vote at the special meeting.
•	If you have questions about your specific holdings or the number of shares you are eligible to vote, please contact MacKenzie Partners at 1-800-322-2885 or proxy@mackenziepartners.com.

6.	When should I expect to receive my proxy materials?
•	The definitive proxy statement and related proxy materials began being mailed or otherwise provided to stockholders on or about October 5.
•	Depending on how your shares are held, you may receive materials in the coming weeks.

7.	How do I vote my shares?
•	Please follow the instructions included with your proxy materials.
•	Stockholders may generally vote online, by telephone or by mail, depending on how their shares are held.
•
If your shares are held through a broker, bank or other holder of record, follow the instructions they provide. You can also contact MacKenzie Partners at 1-800-322-2885 or proxy@mackenziepartners.com with any additional questions you have regarding how to vote.

Definitive Proxy Employee FAQ
8.	Who should I contact if I have questions about the special meeting, proxy materials or voting?
•	Please contact Bowman’s proxy solicitor, MacKenzie Partners:
o	MacKenzie Partners, Inc.
o	1-800-322-2885
o	proxy@mackenziepartners.com
•	MacKenzie Partners can assist with questions regarding the transaction, special meeting, proxy materials and voting process.

Important Information and Where to Find It

The merger transaction described in this communication (the “Merger”) will be submitted to the Company’s stockholders for their consideration and approval at a virtual special meeting of stockholders to be held on November 4, 2026. In connection with the Merger, Bowman Consulting Group Ltd. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A on October 5, 2026 (the “Proxy Statement”). The Proxy Statement and a form of proxy card were mailed or otherwise furnished to the Company’s stockholders on or about October 5, 2026. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY, AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS), IF ANY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE MERGER. This communication is not a substitute for the Proxy Statement or any other document that may be filed by the Company with the SEC or sent to its stockholders in connection with the Merger.

The Company’s investors and stockholders may obtain a free copy of the Proxy Statement and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. In addition, the Company’s investors and stockholders may obtain a free copy of the documents filed with the SEC by the Company from the Company’s website at investors.bowman.com or by directing a request to the Company by e-mail to ir@bowman.com, or by telephone to (703) 464-1000, or by contacting the Company’s proxy solicitor, MacKenzie Partners, Inc., by telephone at 1-800-322-2885 or by e-mail to proxy@mackenziepartners.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Merger and other matters to be voted on at the special meeting of the stockholders.  Information regarding the Company’s directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, is contained in the Company’s proxy statement on Schedule 14A for the Company’s 2026 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2026 (the “2026 Annual Meeting Proxy Statement”), including under the headings “Executive and Director Compensation,” “Security Ownership of Certain Beneficial Owners and Management” and “Certain Relationships and Related Transactions.” To the extent holdings of the Company’s securities by such directors or executive officers (or the identity of such directors or executive officers) change from the amounts set forth in the 2026 Annual Meeting Proxy Statement, such information has been or will be reflected on the Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of the Company’s directors and executive officers in the Merger is included in the Proxy Statement, including under the heading “The Merger—Interests of the Company’s Non-Employee Directors and Executive Officers in the Merger.” You may obtain free copies of these documents using the sources indicated above.

Definitive Proxy Employee FAQ
Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this communication that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the Merger, including the expected timing of the closing of the Merger, the ability of the parties to complete the Merger considering the various closing conditions, the expected impacts and benefits of the Merger, the plans, strategies and prospects, both business and financial, of the Company, and any assumptions underlying any of the foregoing.

In some cases, you can identify forward-looking statements by terminology such as “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “predict,” “potential,” “positioned,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are based on the Company’s current expectations and are not guarantees of future performance. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from the Company’s current expectations.

These risks and uncertainties include risks and developments related to, among other things, (i) the completion of the proposed Merger on the anticipated terms and timing, or at all, including the parties’ ability to obtain required stockholder approval, regulatory approvals and satisfy the other conditions to the completion of the Merger, or the failure to satisfy such conditions, (ii) the effect of the announcement or pendency of the Merger on the Company’s business, operating results, financial performance, ability to retain and hire key personnel, and relationships with customers, suppliers, competitors and others, (iii) the effect of the restrictions imposed by the definitive merger agreement (the “Merger Agreement”) during the pendency of the Merger, which may (x) disrupt the Company’s current plans and business operations, (y) impact the Company’s ability to pursue certain business opportunities or strategic transactions or (z) divert management’s attention from ongoing business operations, (iv) the availability of financing for the Merger, which is not a condition to closing of the Merger, (v) the possibility that competing offers may be made, and the effect of such competing offers on the Merger and the parties’ respective rights under the Merger Agreement, (vi) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (vii) the fact that the Company may be required to pay a termination fee to an affiliate of Bernhard Capital Partners (“Bernhard”) if the Merger Agreement is terminated in certain circumstances, (viii) litigation being instituted against the Company, Bernhard or other parties, including their respective directors, managers or officers, in connection with the Merger, which may have an unfavorable outcome, (ix) the uncertainty of the outcome of any such litigation and its effects on the parties to the Merger Agreement, (x) changes in laws, regulations, or policies, (xi) general economic conditions, nationally and globally, and their effect on the market for the Company’s services, (xii) competitive pressures and trends in the Company’s industry and its ability to successfully compete with its competitors, (xiii) the effect on the Company’s stock price if the Merger is not completed, which may decline significantly following a termination of the Merger Agreement, (xiv) potential business uncertainty during the pendency of the Merger, including changes to existing business relationships; (xv) the significant costs, fees and expenses the Company may incur in connection with the Merger, and (xvi) the effects of unknown liabilities related to the Merger on the Company.

Definitive Proxy Employee FAQ
For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to the Company’s periodic reports and other filings with the SEC, including risks described under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2026, each filed with the SEC, the Proxy Statement, including under the caption “Cautionary Statement Regarding Forward-Looking Statements,” and other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and the Company’s Investor Relations page at investors.bowman.com. The forward-looking statements included in this communication are made only as of the date hereof, and the Company disclaims any obligation to update the forward-looking statements in the future, except as required by applicable law. Forward-looking statements should be considered in light of these risks and uncertainties. Investors and others are cautioned not to place undue reliance on forward-looking statements.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and does not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any issuance or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.